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                                                                   EXHIBIT 10.44

                               AMENDMENT AGREEMENT


                  AMENDMENT AGREEMENT ("Agreement"), dated as of March 31, 1999, to the various warrants (collectively, the "Warrants") to purchase common stock of Code Alarm Inc., a Michigan corporation (the "Company"), issued by the Company to Pegasus Partners, L.P. and Pegasus Related Partners, L.P., each a Delaware limited partnership (collectively, the "Holders"), on October 27, 1997 and from time to time thereafter, pursuant to the Unit Purchase Agreement (the "Purchase Agreement") dated as of October 27, 1997 among the Company and the Holders.

                  WHEREAS, pursuant to that certain Credit Agreement of even date herewith by and among the Holders, General Electric Capital Corporation ("GECC") and the Company (the "Credit Agreement"), the Holders are making commitments to make loans to the Company.

                  WHEREAS, in order to induce the Holders to enter into the Credit Agreement, the Company has agreed to enter into this Agreement.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                       1. DEFINITIONS. The terms hereinafter set forth when used herein shall have the following meanings, and any terms not otherwise defined herein that are defined in the Purchase Agreement shall have the respective meanings specified in the Purchase Agreement:

                  "Current Warrant Price" shall have the meaning specified in the Attached Warrants, the Shortfall Warrants or the Litigation Warrants, as the context may require.

                  "Material Adverse Effect" shall mean a material adverse effect on (i) the business, properties, assets, prospects, goodwill or condition, financial or otherwise, of the Company or (ii) the ability of the Company to perform or the Holders to enforce the obligations of the Company under this Agreement.

                       2. AMENDMENT OF ATTACHED WARRANTS AND SHORTFALL WARRANTS. Each of the Attached Warrants and the Shortfall Warrants is hereby amended to change the Current Warrant Price thereunder from $1.8759559 per share of Common Stock to the following:

                  (a) From and after the date hereof, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $0.523505 per share of Common Stock, subject to adjustment as provided below.

                  (b) If, on October 31, 1999, any Obligations (as defined in the Credit Agreement) remain outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.423505, subject to adjustment as provided below.


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                  (c) If, on January 31, 2000, any Obligations remain
         outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.323505, subject to adjustment as provided below.

                  (d) If, on April 30, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.223505, subject to adjustment as provided below.

                  (e) If, on July 31, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.123505, subject to adjustment as provided below.

                  (f) If, on October 31, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.023505, subject to adjustment as provided below.

                  (g) If, on January 31, 2001, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Attached Warrant and Shortfall Warrant shall be $.0001.

                       3. AMENDMENT OF LITIGATION WARRANTS. Each of the Litigation Warrants is hereby amended to change the Current Warrant Price under such Litigation Warrant to the following:

                  (a) If, on October 31, 1999, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be the lesser of (i) the Current Warrant Price under such Litigation Warrant immediately prior to such date and (ii) $.423505, subject to adjustment as provided below.

                  (b) If, on January 31, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be the lesser of (i) the Current Warrant Price under such Litigation Warrant immediately prior to such date and (ii) $.323505, subject to adjustment as provided below.

                  (c) If, on April 30, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be $.223505, subject to adjustment as provided below.

                  (d) If, on July 31, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be $.123505, subject to adjustment as provided below.

                  (e) If, on October 31, 2000, any Obligations remain outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be $.023505, subject to adjustment as provided below.

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                  (f) If, on January 31, 2001, any Obligations remain
         outstanding, then from and after such date, the Current Warrant Price under each Litigation Warrant shall be $.0001.

                       4. AMENDED CURRENT WARRANT PRICE SUBJECT TO
ANTI-DILUTION; NO INCREASE IN CURRENT WARRANT PRICE. The Current Warrant Price of any of the Attached Warrants, Shortfall Warrants or Litigation Warrants as specified in paragraphs (a) through (g) of Section 2 hereof and/or paragraphs
(a) through (f) of Section 3 hereof shall be equitably further adjusted in accordance with the anti-dilution provisions contained in such Warrants; provided, however, that (a) no such adjustment shall reduce the Current Warrant Price of any such Warrant to an amount less than $.0001 per share of Common Stock and (b) no adjustment shall be made to the Current Warrant Price of any such Warrant as a result of the modifications to the warrants held by GECC pursuant to that certain Amendment Agreement of even date herewith between the Company and GECC. No adjustment described in Section 2 or 3 hereof to the Current Warrant Price of any Warrant shall result in an increase in the Current Warrant Price of any Warrant at any time.

                       5. LEGEND. Concurrently with the execution hereof, the following legend shall be placed on the face of each of the Attached Warrants, Shortfall Warrants and Litigation Warrants:

                  "This Warrant has been amended pursuant to the Amendment Agreement dated as of March 31, 1999 among Code Alarm Inc., Pegasus Partners, L.P. and Pegasus Related Partners, L.P., a copy of which is available for inspection at the offices of Code Alarm Inc."

                       6. WARRANTS TO REMAIN IN FULL FORCE AND EFFECT. Except as set forth herein, the Warrants shall continue in full force and effect in accordance with their terms and the Warrants, as amended hereby, are hereby ratified and confirmed by the Company and accepted by the Holders.

                       7. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holders as follows:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such governmental approvals could not reasonably be expected to have a Material Adverse Effect. The Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent the Company from consummating any of the transactions contemplated by the Agreement.

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                  (b) The Company has heretofore made available to the Holders a complete and correct copy of its articles of incorporation, as amended, and its by-laws, as currently in effect. Each such document is in full force and effect and no other organizational documents are applicable to or binding upon the Company.

                  (c) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate or shareholder action on the part of the Company is necessary to authorize the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and (assuming due and valid authorization, execution and delivery hereof by the other parties hereto and thereto) is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally.

                  (d) None of the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the Company's articles of incorporation, as amended, or the by-laws or other organizational documents of the Company, (ii) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or other governmental or regulatory authority or agency, including, without limitation, any consent or approval of any federal, state, local or foreign insurance industry agency, commission or other governing body, except for in the case of clause (ii) (A) filings, permits, authorizations, consents and approvals as may be required under federal and state securities laws, and the laws of other states in which the Company is qualified to do or is doing business, and (B) where the failure to obtain such permits, authorizations, consents or approvals or to make such filings, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or prevent the Company from consummating the transactions contemplated hereby, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or other material agreement, instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

                       8. DELIVERIES. Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Holders the following documents:

                  (a) a certificate dated the date hereof, signed by the appropriate authorized officers of the Company with respect to the certification of the articles of incorporation of the


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Company, its By-Laws, resolutions authorizing the transactions contemplated hereby, incumbency and such other matters as the Holders shall reasonably request; and

                  (b) a legal opinion of Pepper Hamilton LLP, counsel for the Company, in form acceptable to the Holders, opining that (i) the Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Michigan, and has all requisite corporate power and authority to own its properties and assets and conduct its business as currently conducted, (ii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (iii) the execution, delivery and performance of this Agreement, and the issuance of Common Stock upon exercise of the Warrants, as amended by this Agreement, will not (A) result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or other material agreement, instrument or obligation to which the Company is a party and which is known to such counsel, (B) contravene the articles of incorporation, as amended, or by-laws of the Company, or (C) to the knowledge of such counsel, contravene any order binding on or judgment against the Company or its properties or businesses.

                       9. PAYMENT OF FEES AND EXPENSES. Concurrently with the execution and delivery of this Agreement, the Company shall pay all fees, expenses and disbursements of the Holders in connection with the transactions contemplated by this Agreement and all outstanding fees, expenses and disbursements of the Holders payable by the Company pursuant to the Purchase Agreement, including in each case the outstanding fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Holders.

                       10. GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

                       11. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate, but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.


                             CODE ALARM, INC.


                             By:
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                                 Name:
                                 Title:


                             PEGASUS PARTNERS, L.P.

                             By: Pegasus Investors, L.P., its general partner
                             By: Pegasus Investors GP, Inc., its general partner


                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             PEGASUS RELATED PARTNERS, L.P.

                             By: Pegasus Investors, L.P., its general partner
                             By: Pegasus Investors GP, Inc., its general partner


                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:




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